Legal Proceedings, Contingencies and Risks	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Legal Proceedings, Contingencies and Risks

22. LEGAL PROCEEDINGS, CONTINGENCIES AND RISKS

The Company is subject to risks and uncertainties inherent in the food processing industry, many of which are outside the Company’s control, including raw material, energy and fuel costs, interest rates and general economic conditions. Commodity-based raw materials, including beef, chicken and pork, flour, seasonings, soy, and corrugate represent a significant portion of the Company’s total annual expenditures. Unexpected or sustained increases in commodity prices underlying the Company’s primary raw materials could materially increase the Company’s cost of operations. Management continually monitors changes in the operating environment and takes action to mitigate the impact of adverse changes, including the implementation of price increases, productivity and cost savings programs and deferral or elimination of discretionary spend.

As part of its ongoing operations in the food processing industry, the Company is subject to various claims and contingencies arising in the normal course of business, including, but not limited to, governmental investigations and proceedings, product liability as well as matters related to employees, safety, health, antitrust laws, taxes, commercial activities and the environment. In particular, the Company is subject to extensive federal, state, and local regulations, and its food processing facilities and food products are subject to frequent inspection, audits and inquiries by the USDA, the FDA, and various local health and agricultural agencies. The Company is also subject to federal, state, and local agencies responsible for the enforcement of environmental, labor, and other laws and regulations. In addition, the Company is involved in various legal actions arising in the normal course of business.

Any litigation-related matters are subject to uncertainties and the outcomes are generally not predictable. Consequently, an estimate of the possible loss or range of loss associated with these actions cannot be made. Certain litigation matters could be decided unfavorably against the Company and could have a material adverse effect on its results of operations and financial condition.

Claims, including product and general liability, workers’ compensation, auto liability and employment related matters have deductibles and self-insured retentions in the US ranging from zero to $2,000 per occurrence or per claim, depending on type of coverage and policy period. For international claims, deductibles and self-insured retentions are lower. The Company is also generally self-insured up to certain stop-loss limits for certain employee health benefits, including medical, drug and dental. Estimated reserves are based upon a number of factors, including known claims, estimated incurred but not reported claims using third-party actuarial data, which is based on historical information as well as certain assumptions about future events. Estimated reserves are included in accrued liabilities and other long-term liabilities in the Consolidated Balance Sheets.

The Company evaluates contingencies based on the best available information and believes it has recorded appropriate liabilities to the extent necessary in cases where the outcome of such liabilities is considered probable and reasonably estimable. The Company also believes that its assessment of contingencies is reasonable. To the extent that resolution of contingencies results in amounts that vary from managements’ estimates, future earnings will be charged or credited accordingly.